SUPPLEMENT TO THE
FIDELITY® CAPITAL & INCOME FUND
A Fund of Fidelity Summer Street Trust
and
FIDELITY HIGH INCOME FUND
A Fund of Fidelity Fixed-Income Trust

June 27, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective June 1, 2002, the following information replaces similar information found in the "Investment Policies and Limitations"section on page 4.

Each of Capital & Income and High Income intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the 1940 Act.

Robert C. Pozen served on the Board of Trustees through June 14, 2001. Mr. Pozen served as a Member of the Advisory Board of each trust from June 15, 2001 through December 31, 2001. Effective January 1, 2002, Mr. Pozen is retired from the Advisory Board of each trust. The following information has been removed from the "Trustees and Officers" section on page 22.

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Capital & Income (1997) and High Income (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Effective March 17, 2002, Robert A. Dwight no longer serves as Treasurer of Capital & Income and High Income. The following information has been removed from the "Trustees and Officers" section on page 23.

ROBERT A. DWIGHT (42) is Treasurer of Capital & Income (2000) and High Income (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR Co., Inc. (2001) and FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

CAI/SPHB-02-01 May 24, 2002
1.718858.108

Effective March 18, 2002, Maria F. Dwyer has been appointed Treasurer of Capital & Income and High Income. The following information replaces similar information found in the "Trustees and Officers" section on page 23.

MARIA F. DWYER (43) is Treasurer of Capital & Income (2002) and High Income (2002). She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

The following information replaces similar information found in the "Description of the Trusts"section on page 30.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.